Exhibit 99.2

 1  © 2019 Tronox Holdings plc | All rights reserved. | tronox.com

 2  © 2019 Tronox Holdings plc | All rights reserved. | tronox.com  Safe Harbor Statement and Non-U.S. GAAP Financial Terms  Statements in this presentation that are not historical are forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. These and other risk factors are discussed in the company's filings with the Securities and Exchange Commission (SEC), including those under the heading entitled “Risk Factors" in our Annual Report on Form 10-K/A for the year ended December 31, 2018.Specifically, there can be no assurance that we will be able to integrate Cristal’s TiO2 business and realize any expected synergies or achieve any expected financial or other results of the acquisition.  Our estimates related to Cristal’s financial results may not be accurate and they and other pro forma measures may not be indicative of future performance.  Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Unless otherwise required by applicable laws, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information or future developments.With respect to Tronox’s historical results of operation, this presentation contains a reference to adjusted EBITDA for FY2018, a non-U.S. GAAP financial term that we use in the management of our business.  Reconciliation to its nearest U.S. GAAP term is provided in the Appendix of this presentation.  This presentation also contains estimates of Cristal’s FY2018 adjusted EBITDA and estimates of the combined entities FY2018 adjusted EBITDA, including with synergies.  Since all of these numbers are estimates we do not provide reconciliations to their nearest U.S. GAAP terms.

TRONOX

CRISTAL



# Transformative and Highly Synergistic

- World's largest vertically integrated $TiO_2$ producer
- Second largest $TiO_2$ pigment producer
- Second largest mineral sands producer
- Second largest zircon producer
- Unmatched global footprint on 6 continents
- Rich diversity of talent with deep expertise across value chain
- Greater stability in financial performance and cash generation
- Creating sustainable, long-term value for our shareholders

TRONOX
© 2019 Tronox Holdings plc | All rights reserved. | tronox.com
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# Enhancing Shareholder Value

- UK re-domiciliation facilitates share repurchases, both direct from Exxaro and open market purchases
- Mineral Sands Completion Agreement provides for Exxaro's orderly exit from 28.7 million TROX shares and preserves our $4 billion of NOLs
- Sale of Cristal's former North American $TiO_2$ business to INEOS for $700 million scheduled to close on May 1, 2019
- Sale of 8120 Grade paper laminate grade to Venator expected to close imminently
- Strong cash position following closing of remedial transactions
- Multiple value-enhancing options for use of proceeds, including direct purchase of any Tronox shares that Exxaro elects to sell

TRONOX
© 2019 Tronox Holdings plc | All rights reserved. | tronox.com
4

# Market Conditions across the $TiO_2$ Value Chain

- Favorable market conditions in feedstock and co-products
- Zircon delivering significant profitability and margin enhancement
- Significant and differentiating benefits derived from vertical integration

- Global $TiO_2$ pigment markets in transition
- Anticipating return to normal customer demand and inventory levels as destocking runs its course by mid-year
- As we enter Q2, markets in Europe and Asia appear to be stabilizing and inventories normalizing
- North American market conditions resilient

TRONOX
© 2019 Tronox Holdings plc | All rights reserved. | tronox.com
5

 6  TiO2 Pigment Revenue 2018  New Tronox (1)$2,537 million  Tronox$1,265 million  Cristal ex-Ashtabula (2)$1,272 million  © 2019 Tronox Holdings plc | All rights reserved. | tronox.com  New Tronox on Pro Forma basisCristal Revenue and related percentages are estimates

Unmatched Global Footprint



NYC and Stamford
USA
Corporate Offices
Oklahoma City
USA
Administration & Technical Center
Hamilton
USA
Capacity: 225 kMT
Paraiba
Brazil
Salvador, Bahia
Brazil
Capacity: 60 kMT
Stallingborough
UK
Capacity: 165 kMT
Botlek
the Netherlands
Capacity: 90 kMT
Thann
France
Capacity: 32 kMT
Yanbu
KSA
Capacity: 200 kMT
Fuzhou
China
Capacity: 46 kMT
Snapper
Australia
Ginkgo
Australia
Namakwa Sands
South Africa
KZN Sands
South Africa
Cooljarloo
Australia
Chandala
Australia
Bunbury/Northshore
Australia
Capacity: 110 kMT
Kwinana
Australia
Capacity: 150 kMT
Wonnerup
Australia
TRONOX
Tronox Corporate
Pigment
Mineral Sands
CRISTAL
Pigment
Mineral Sands

TRONOX

© 2019 Tronox Holdings plc | All rights reserved. | tronox.com

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# Highly Synergistic Combination

**Pre-tax run-rate synergy targets:**

**$100m by Year 1**

**$200m by Year 3**

### COMPONENTS OF SYNERGIES

(USD millions)


~$100
~$160
~$200
~$230
Year 1
Year 2
Year 3
Year 4
Operations
SG&A
Feedstock
Supply Chain

### SOURCES OF SYNERGIES

- Increasing efficiency and quality; unlocking pigment volumes
- Fully utilizing mineral sands assets across the cycle to lower cost per ton
- Optimizing value in use of our feedstock
- Sharing of best practices across complementary technologies, production facilities and production geographies
- Reducing average distance to customers through enhanced global footprint
- Optimizing combined supply chain
- Consolidating third-party spend and overlapping functions; eliminating redundant costs

Note: Synergy targets are estimates and there can be no assurance that they will be achieved

TRONOX
© 2019 Tronox Holdings plc | All rights reserved. | tronox.com
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9  Cash Sources and Uses  ($ Millions)  Pro FormaApril 10, 2019     Pro FormaMay 15, 2019              Source of Funds:           New South African Term Debt  223      0   New South African Revolving Credit Facility ($70M)  0      0   ABL Draw  117      0   Cash from Balance Sheet  1,456      0   Cristal Equity Consideration (1)  526     0   Cash from Ashtabula Sale (2)  0      690   Source of Funds  2,322      690               Use of Funds:           Repay Term Loan B (3)  95      100   Repay ABL Draw  0      117   Repay Old South African Revolving Credit Facility  28      0   Cristal Cash Consideration  1,673      0   Cristal Equity Consideration (1)  526      0   Cash to Balance Sheet  0      473   Use of Funds  2,322      690   Cristal equity consideration: 37.58 million shares at $14.00 per share; 163.3 million Tronox shares outstanding as of April 10, 2019 $700 million sale price net of $10 million estimated deal costs; Transaction structured as UK share sale qualifies for a participation exemption, so no capital gain taxRepayment schedule: $95 million to be paid within 10 days of South African Facility; $100M to be paid within 10 days of Ashtabula sale closing  © 2019 Tronox Holdings plc | All rights reserved. | tronox.com

 10  Capitalization and Leverage Ratios  Tronox LTM Dec 31, 2019 Adj. EBITDA of $513 million plus Cristal ex-Ashtabula estimated LTM Dec 31, 2018 Adj EBITDA of $395 million plus estimated synergies of $100 millionLiquidity of $249 million on April 10, 2019 and $825 million on May 15, 2019; liquidity measures assume no Exxaro share repurchase within the time frame   © 2019 Tronox Holdings plc | All rights reserved. | tronox.com

 The NewTronox  Now brighter than ever  11

 The NewTronox  Now brighter than ever  12  Q&A session

 13  Appendix  © 2019 Tronox Holdings plc | All rights reserved. | tronox.com

 © 2019 Tronox Holdings plc. | All rights reserved. | tronox.com  14  Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA (non-U.S. GAAP)